Exhibit 23.2
                                  ------------






                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







         We hereby consent to the use in this Registration Statement on Post Effective Amendment to Form SB-2 of our report dated March 5, 2004 relating to the financial statements of Paradigm Medical Industries, Inc., and to the reference to our Firm in the Registration Statement.



/s/ Tanner LC





Salt Lake City, Utah
June 27, 2005